Exhibit 24

POWER OF ATTORNEY

We, the undersigned directors of the Federal Home Loan Bank of Cincinnati, hereby appoint Andrew S. Howell and Donald R. Able, or either of them, our true and lawful attorneys and agents to do any and all acts and things in our names and on our behalves, in our capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said registrant to comply with the Securities Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, including, without limitation, power and authority to sign for us, or any of us, in our names in the capacities indicated below, the Report and any and all amendments to the Report, and we hereby ratify and confirm all that said attorneys and agents, or each of them, shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1934, as amended, this Power of Attorney has been signed below by the following persons as of the 19th day of March 2015, in the capacities indicated:

Signature	Title

/s/ J. Lynn Anderson	Director
J. Lynn Anderson

/s/ Grady P. Appleton	Director
Grady P. Appleton

/s/ Greg W. Caudill	Director
Greg W. Caudill

/s/ James R. DeRoberts	Director
James R. DeRoberts

/s/ Mark N. DuHamel	Director
Mark N. DuHamel

/s/ Leslie D. Dunn	Director
Leslie D. Dunn

/s/ James A. England	Director
James A. England

/s/ Charles J. Koch	Director
Charles J. Koch

/s/ Michael R. Melvin	Director
Michael R. Melvin

/s/ Thomas L. Moore	Director
Thomas L. Moore

/s/ Donald J. Mullineaux	Director (Chair)
Donald J. Mullineaux

/s/ Alvin J. Nance	Director
Alvin J. Nance

/s/ Charles J. Ruma	Director
Charles J. Ruma

/s/ David E. Sartore	Director
David E. Sartore

/s/ William J. Small	Director (Vice Chair)
William J. Small

/s/ William S. Stuard Jr.	Director
William S. Stuard Jr.

/s/ Nancy E. Uridil	Director
Nancy E. Uridil